LESSEE ACCOUNTING	12 Months Ended
Mar. 31, 2025
LESSEE ACCOUNTING [Abstract]
LESSEE ACCOUNTING
6. LESSEE ACCOUNTING

We lease office space for periods up to six years and lease warehouse space for periods of up to ten years, and we have some lease options that can be exercised to extend beyond those lease term limits. We recognize our right-of-use assets as part of property, equipment, and other assets—net. As of March 31, 2025, and 2024, we had right-of-use assets of $17.9 million and $15.4 million, respectively.

We recognize the current and long-term portions of our lease liability as part of other current liabilities and other liabilities, respectively. As of March 31, 2025, and 2024, we had current lease liabilities of $5.6 million and $4.2 million, respectively, and long-term lease liabilities of $13.6 million and $12.7 million, respectively. We recognized operating lease cost of $5.7 million, $5.8 million, and $5.2 million as part of selling, general, and administrative expenses during the years ended March 31, 2025, 2024, and 2023, respectively.

Supplemental information about the remaining lease terms and discount rates applied as of March 31, 2025, and March 31, 2024, are as follows:

Lease term and discount rate	March 31, 2025	March 31, 2024
Weighted average remaining lease term (months)	60	75
Weighted average discount rate	5.5%	5.3%

The following table provides our future lease payments under our operating leases as of March 31, 2025 (in thousands):

Year ending March 31, 2026	$5,719
2027	5,163
2028	3,451
2029	2,184
2030 and thereafter	5,601
Total lease payments	22,118
Less: interest	(2,924)
Present value of lease liabilities	$19,194

As of March 31, 2025, we were committed to one office lease that had not yet commenced with a total commitment of $480 thousand dollars.